Exhibit 99.1

NextPlay Technologies Announces Pricing of

$30 Million Registered Direct Offering

Sunrise, FL - November 1, 2021 – NextPlay Technologies, Inc. (NASDAQ: NXTP) (the “Company”), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, today announced that it entered into a securities purchase agreement with certain institutional investors to purchase approximately $30 million worth of its common stock and warrants in a registered direct offering.

Under the terms of the securities purchase agreement, the Company has agreed to sell approximately 18.98 million shares of its common stock and warrants to purchase approximately 14.24 million shares of common stock. The warrants will be exercisable beginning April 30, 2022, have an exercise price of $1.97 per share, and will expire five years from the initial exercise date. The purchase price for one share of common stock and three-fourths of a corresponding warrant will be $1.58.

The gross proceeds to the Company from the registered direct offering are estimated to be approximately $30 million, before deducting the placement agent’s fees and other estimated offering expenses. The offering is expected to close on or about November 3, 2021, subject to the satisfaction of customary closing conditions.

The Company intends to use a portion of the net proceeds of the offering to pay down the balance of certain existing indebtedness of the Company, and the remainder for other working capital and general corporate purposes.

EF Hutton, division of Benchmark Investments, LLC, is acting as exclusive placement agent for the offering.

The offering is being made pursuant to an effective “shelf” registration statement on Form S-3 (File No. 333-257457) filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2021, amended on September 24, 2021, and October 27, 2021, and declared effective on October 29, 2021. Such shares of common stock and accompanying warrants may be offered only by means of a prospectus, including a prospectus supplement. A prospectus supplement, describing the terms of the proposed offering, and accompanying prospectus related to the offering of common stock and accompanying warrants will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

When available, copies of the prospectus supplement relating to this registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from EF Hutton, division of Benchmark Investments, LLC, 590 Madison Avenue, 39th Floor, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@efhuttongroup.com or telephone at (212) 404-7002. Before investing in this offering, interested parties should read in their entirety the prospectus supplement and the accompanying prospectus and the other documents that the Company has filed/will file with the SEC that are incorporated by reference in such prospectus supplement and the accompanying prospectus, which provide more information about the Company and such offering.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.NextPlayTechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including, without limitation, “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital, which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties, which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets, and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets, which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock, including in connection with the registered direct offering discussed herein; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term travel business success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our travel business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with the integration of the operations of HotPlay Enterprise Limited, which acquisition we recently competed; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by the Company are detailed from time to time in the Company’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Company Contact:

NextPlay Technologies, Inc

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

richard.marshall@nextplaytechnologies.com